UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Allarity Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Allarity Therapeutics, Inc.
123 E. Tarpon Ave.
Tarpon Springs, FL 34689

April 30, 2026

Dear Stockholders:

I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”) on Friday, June 26, 2026 at 10:00 a.m., Eastern Time.

The Annual Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Annual Meeting, vote, and submit questions during the meeting only via live webcast by visiting https://meetnow.global/MDD2GAD. To participate in the meeting, you will need the control number included on your proxy card or Notice of Internet Availability of Proxy Materials. You will not be able to attend the meeting in person.

The enclosed Notice of Annual Meeting of Stockholders and this proxy statement describe the matters to be presented for stockholder approval. You are entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder of record as of the close of business on May 7, 2026.

Your vote is very important, regardless of the number of shares you hold. Whether or not you expect to attend the Annual Meeting, please vote promptly by following the instructions in these proxy materials so that your shares will be represented at the Annual Meeting.

Our Board of Directors and management appreciate your continued support and look forward to your participation in the Annual Meeting.

/s/ Gerald W. McLaughlin
Gerald W. McLaughlin
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Friday, June 26, 2026, 10:00 a.m., Eastern Time

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”) will be held on Friday, June 26, 2026 at 10:00 a.m., Eastern Time, solely by means of remote communication via live webcast at https://meetnow.global/MDD2GAD.

Items of Business

1.      To elect one (1) Class I director, Jesper Hoiland, to serve until the 2029 annual meeting of stockholders or until his successor is duly elected and qualified (the “Director Proposal”);

2.      To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

3.      To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to this Proxy Statement as Appendix A, to increase the aggregate number of shares of common stock authorized for grant under the 2021 Plan from 1,521,990 to 2,021,990 (the “2021 Plan Amendment Proposal”);

4.      To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay Proposal”);

5.      To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock pursuant to the Common Stock Purchase Agreement dated January 28, 2026 by and between the Company and Tumim Stone Capital LLC in excess of the Exchange Cap (the “Nasdaq ELOC Proposal”);

6.      To approve an amendment to our Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Appendix B, to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment Proposal”);

7.      To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Auditor Ratification Proposal, the 2021 Plan Amendment Proposal, the Say-on-Pay Proposal, the Nasdaq ELOC Proposal, or the Officer Exculpation Amendment Proposal (the “Adjournment Proposal”);

8.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date

The record date for the Annual Meeting is May 7, 2026 (the “Record Date”). Only holders of shares of our common stock as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof.

Voting Your Proxy

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly vote your shares by following the instructions in the Notice of Internet Availability of Proxy Materials. If you attend the virtual Annual Meeting, you may still vote electronically during the meeting even if you previously submitted your proxy.

By order of the Board of Directors,
/s/ Gerald W. McLaughlin
Gerald W. McLaughlin
Chairman of the Board
April 30, 2026

i

Allarity Therapeutics, Inc.

123 E. Tarpon Ave.

Tarpon Springs, FL 34689

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

This 2026 proxy statement (the “Proxy Statement”) includes certain information about Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”) and is being furnished in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at our 2026 Annual Meeting of Stockholders to be held virtually on Friday, June 26, 2026 at 10:00 a.m., Eastern Time, and at any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting.

For more complete information regarding our 2025 performance, you are encouraged to review our 2025 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Annual Meeting will be conducted exclusively by live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting https://meetnow.global/MDD2GAD at the meeting date and time described in this Proxy Statement. There is no physical location for the Annual Meeting.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules regarding how companies may provide proxy materials to stockholders. Under these rules, a company may elect either (i) the “full set delivery option,” under which paper copies of all proxy materials are delivered to stockholders, or (ii) the “notice only option,” under which a Notice of Internet Availability of Proxy Materials is delivered and the proxy materials are posted on a publicly accessible website.

On or about May 15, 2026, we expect to begin mailing the Notice of Internet Availability of Proxy Materials and/or delivering the proxy materials, as applicable. The proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2025 Form 10-K, will be made available at www.edocumentview.com/ALLR.

As of April 29, 2026, there were 15,460,724 shares of our common stock outstanding. The record date for the Annual Meeting is May 7, 2026. Only holders of record of our common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The holders of one-third (33.33%) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, are required to constitute a quorum for the transaction of business at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday, June 26, 2026 at 10:00 a.m., Eastern Time, solely by means of remote communication via live webcast at https://meetnow.global/MDD2GAD. Record holders of shares of our common stock as of the Record Date are entitled to vote at the Annual Meeting on all matters to be voted upon.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MDD2GAD. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Allarity Therapeutics, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 23, 2026.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail

Computershare

COMPANY Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

What am I being asked to vote on at the Annual Meeting?

You are being asked to vote on the seven (7) proposals described in this Proxy Statement under “Proposal 1” through “Proposal 7.”

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, the persons named in your proxy card will have the discretion to vote on those matters for you.

When is the Record Date, and who is entitled to vote?

Only holders of record of shares of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. Each share of common stock entitles its holder to one vote on each matter properly presented at the Annual Meeting.

How do I vote?

You may vote before the Annual Meeting by Internet, by telephone if offered, or by mailing a signed proxy card if you requested printed materials. You may also vote electronically during the Annual Meeting by following the instructions posted on the virtual meeting website. If your shares are held in street name through a broker, bank or other nominee, you must follow the voting instructions provided by that intermediary.

What is the deadline for submitting a proxy?

Proxies submitted by Internet, telephone or other permitted means must be received by 11:59 p.m., Eastern Time, on June 25, 2026. Proxy cards with respect to shares held of record must be received before the start of the Annual Meeting.

How does our Board recommend that I vote?

•        FOR the Director Election Proposal in Proposal 1.

•        FOR the Auditor Ratification Proposal in Proposal 2.

•        FOR the 2021 Plan Amendment Proposal in Proposal 3.

•        FOR the Say-on-Pay Proposal in Proposal 4.

•        FOR the Nasdaq ELOC Proposal in Proposal 5.

•        FOR the Officer Exculpation Amendment Proposal in Proposal 6.

•        FOR the Adjournment Proposal in Proposal 7.

How many votes are required to approve each proposal?

Proposal	Voting Options	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non- Votes	Effect of Abstentions
Proposal 1 — Director Proposal	For/Withhold	Plurality of votes cast	No	No effect	No effect
Proposal 2 — Auditor Ratification Proposal	For/Against/ Abstain	Majority of shares present and entitled to vote	Yes	N/A	Against
Proposal 3 — 2021 Plan Amendment Proposal	For/Against/ Abstain	Majority of shares present and entitled to vote	No	No effect	Against
Proposal 4 — Say-on-Pay Proposal	For/Against/ Abstain	Majority of shares present and entitled to vote	No	No effect	Against
Proposal 5 — Nasdaq ELOC Proposal	For/Against/ Abstain	Majority of shares present and entitled to vote	No	No effect	Against
Proposal 6 — Officer Exculpation Amendment Proposal	For/Against/ Abstain	At least 66-2/3% of outstanding common stock	No	Against	Against
Proposal 7 — Adjournment Proposal	For/Against/ Abstain	Majority of shares present and entitled to vote	Yes	N/A	Against

What if I do not specify how my shares are to be voted?

If you sign and return your proxy card or otherwise submit your proxy but do not indicate how your shares are to be voted, the persons named in the proxy will vote your shares in accordance with the recommendations of our Board described above.

Can I change my vote after I have submitted my proxy?

Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may revoke or change your proxy by delivering a written notice of revocation to our Corporate Secretary before your proxy is voted, by submitting a later-dated proxy before the applicable deadline, or by attending the virtual Annual Meeting and voting electronically during the meeting. If your shares are held in street name, you should contact your broker, bank or other nominee for instructions regarding changing or revoking your voting instructions.

What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

If your shares are registered in your name directly with Computershare, our transfer agent, you are considered a stockholder of record. If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.”

What constitutes a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third (33.33%) of the voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting or the stockholders entitled to vote at the meeting, present by remote communication or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04 of our Bylaws, until a quorum is present or represented.

What are abstentions and broker non-votes?

An abstention occurs when a stockholder is present and entitled to vote on a proposal, but the stockholder does not vote for or against the proposal. A broker non-vote generally occurs when a broker, bank or other nominee holding shares in street name does not receive voting instructions from the beneficial owner and does not have discretionary authority to vote those shares on a particular proposal.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice of Internet Availability of Proxy Materials, please submit your proxy via the Internet, or, if you requested printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who will count the votes?

Computershare will serve as inspector of elections for the Annual Meeting and will receive and tabulate the stockholder votes.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited by directors, officers or employees, without additional compensation, by mail, telephone, Internet, personal interview, electronic transmission or other means permitted by applicable law. Banks, brokers and other nominees may be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and expect to report final voting results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at four, and, as of the date of this Proxy Statement, there are four members of our Board.

Our Certificate of Incorporation further provides that our Board is divided into three classes, designated as Class I, Class II and Class III, with directors serving staggered three-year terms until the election and qualification of their successors or their earlier death, resignation, disqualification or removal.

Current Directors, Classes and Terms

Class I	Class II	Class III
Jesper Hoiland	Gerald W. McLaughlin	Thomas H. Jensen
Laura E. Benjamin

Nominee for Class I Director

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Jesper Hoiland to stand for election as a Class I director at the Annual Meeting. If elected, Mr. Hoiland will serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Hoiland was appointed to our Board effective June 30, 2025, following the resignation of Joseph W. Vazzano, and currently serves on each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Jesper Hoiland, age 65, has served as our director since June 2025. Since March 2026, Mr. Hoiland has served as Head of Strategy of Rani Therapeutics Holdings, Inc., a clinical-stage biotherapeutics company, after previously serving as a strategic adviser to Rani since 2023. From May 2020 to May 2022, he served as Senior Vice President and Global Chief Commercial Officer of Ascendis Pharma A/S, a biopharmaceutical company, and subsequently served as a senior adviser to Ascendis Pharma. Mr. Hoiland’s public company board experience during the past five years includes service as chairman of SciBase Holding AB since 2024 and as a director of ALK-Abelló A/S since 2023, as well as prior service as a director of Concert Pharmaceuticals, Inc. The Board believes that Mr. Hoiland is qualified to serve as a director based on his extensive global biopharmaceutical leadership and commercialization experience, strong industry relationships, and public company board and governance experience. Mr. Hoiland holds an M.Sc. and a B.Sc. from Copenhagen Business School.

Continuing Directors

The following directors will continue in office after the Annual Meeting: Gerald W. McLaughlin (Class II), Laura E. Benjamin (Class II) and Thomas H. Jensen (Class III).

Gerald W. McLaughlin, age 58, has served as Chairman of the Board since January 2023 and as a director since October 2022. Since 2021, Mr. McLaughlin has served as Director and Chief Executive Officer of Life Biosciences, Inc., a biotechnology company. From 2018 to 2021, he served as President and Chief Executive Officer of Neos Therapeutics, Inc., a commercial-stage pharmaceutical company. Mr. McLaughlin’s public company board experience during the past five years includes current service as a director of Sonoma Pharmaceuticals, Inc. and prior service as a director of Aytu BioPharma, Inc. from March 2021 to May 2021. The Board believes that Mr. McLaughlin is qualified to serve as a director based on his extensive senior executive and board experience in the biopharmaceutical industry, including experience with financings, mergers and acquisitions, licensing, product development, commercialization, lifecycle management and operations. Mr. McLaughlin holds a B.A. in Economics from Dickinson College and an M.B.A. from the Villanova School of Business.

Laura E. Benjamin, Ph.D., age 60, has served as our director since August 2023. Since 2024, Dr. Benjamin has served as Chief Executive Officer of Myris Therapeutics, Inc. (formerly known as BioHybrid Solutions), a private biotechnology company headquartered in Pittsburgh, Pennsylvania. From 2018 to 2023, she was the founder and Chief Executive Officer of OncXerna Therapeutics, Inc., a clinical-stage precision oncology company. Earlier in her career, Dr. Benjamin served as Vice President, Oncology at Eli Lilly and Company and as a faculty member of Harvard Medical School, where she ultimately held the position of Associate Professor in the Department of Pathology. The Board believes that Dr. Benjamin is qualified to serve as a director based on her extensive leadership experience in biotechnology and oncology drug discovery and development, including executive management experience at clinical-stage companies and large pharmaceutical organizations. Dr. Benjamin received a B.A. in Biology from Barnard College, Columbia University, and a Ph.D. in Molecular Biology from the University of Pennsylvania.

Thomas H. Jensen, age 47, has served as our Chief Executive Officer since December 2023 and as our director since July 2022. Prior to his appointment as Chief Executive Officer, Mr. Jensen served as Senior Vice President, Investor Relations beginning in June 2022. He previously served as Senior Vice President, Information Technology of the Company and of Allarity Therapeutics A/S, our predecessor, from June 2020 to December 2023, and as Chief Technology Officer of Allarity Therapeutics A/S from 2004 to June 2020. Since January 2006, he has also served as Chief Technology Officer of Medical Prognosis Institute. Mr. Jensen co-founded Allarity Therapeutics A/S in 2004 and established the Company’s laboratories in Denmark. His public company board experience during the past five years includes service as a director of Cardeon AB. The Board believes that Mr. Jensen is qualified to serve as a director based on his long-standing experience with the Company and its predecessor, his leadership in business operations and investor relations, and his deep knowledge of the DRP® platform and the Company’s laboratory operations. Mr. Jensen holds a B.S. in Biology from the Technical University of Denmark and completed further studies in Biology at the University of Copenhagen.

Vote Required

If a quorum is present at the Annual Meeting, the election of the Class I director will be determined by a plurality of the votes cast by holders of shares of our common stock entitled to vote on the matter. Broker non-votes and abstentions will have no effect on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the election of Mr. Hoiland as a Class I director to our Board to hold office until the 2029 annual meeting and until his successor has been duly elected and qualified.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Background

Our Audit Committee has appointed Wolf & Company, P.C. (“Wolf”), Boston, Massachusetts (PCAOB ID No. 392), as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although stockholder ratification is not required, our Board believes that submitting the appointment of Wolf to stockholders is a matter of good corporate governance.

If the appointment of Wolf is not ratified by the stockholders, the Audit Committee will consider the vote of our stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Wolf. Representatives of Wolf are expected to attend the Annual Meeting and to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

Fee Category	2025	2024
Audit Fees(1)	$499,750	$408,225
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$499,750	$408,225

____________

(1)      Audit fees for 2025 and 2024 were for professional services rendered for: the audit of our financial statements for the fiscal year, reviews of our quarterly financial statements included in our Form 10-Q filings, and the issuance of consent and comfort letters in connection with registration statement filings with the SEC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

None of the services described above was approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Vote Required

If a quorum is present at the Annual Meeting, ratification of the appointment of Wolf will require the affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the ratification of the appointment of Wolf as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that is reviewed annually. Management is responsible for the preparation, presentation and integrity of our financial statements, the appropriateness of accounting principles and financial reporting policies, and the establishment and maintenance of internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In performing its oversight function, the Audit Committee reviewed and discussed with management and Wolf our audited financial statements for the fiscal year ended December 31, 2025 and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and letter from Wolf required by applicable PCAOB requirements regarding Wolf’s communications with the Audit Committee concerning independence and discussed with Wolf its independence.

Based upon the review and discussions described above, the Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended December 31, 2025 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Audit Committee:

Gerald W. McLaughlin (Chairman)

Laura E. Benjamin

Jesper Hoiland

PROPOSAL 3

2021 EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

General

Our Board is asking stockholders to approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) to increase the maximum number of shares available for grant under the 2021 Plan from 1,521,990 to 2,021,990 (the “2021 Plan Amendment Proposal”).

On April 8, 2026 our Board approved the 2021 Plan Amendment Proposal, subject to stockholder approval. The 2021 Plan Amendment Proposal is intended to allow us to retain, incentivize and reward our current employees, consultants, officers and directors, and to attract new employees, officers, consultants and, where appropriate, director candidates.

Description of the 2021 Plan

The material features of the 2021 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2021 Plan. Stockholders are encouraged to read the actual text of the 2021 Plan, which is included in the Proxy Statement as Appendix A.

The 2021 Plan became effective on December 20, 2021. It was approved by stockholders in connection with the Recapitalization Share Exchange. The 2021 Plan authorizes the award of stock options, Restricted Stock Awards (“RSAs”), Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”), cash awards, performance awards and stock bonus awards. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board. Our Board approved an increase of 5% of the outstanding shares of common stock on January 1, 2026, or 804,049 shares, effective as of January 1, 2026. As a result, as of January 1, 2026, there was a total of 1,521,990 shares of common stock reserved under the 2021 Plan.

In addition, the following shares will again be available for issuance pursuant to awards granted under our 2021 Plan:

•        shares subject to options or SARs granted under our 2021 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

•        shares subject to awards granted under our 2021 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•        shares subject to awards granted under our 2021 Plan that otherwise terminate without such shares being issued;

•        shares subject to awards granted under our 2021 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof); and

•        shares subject to awards under our 2021 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Purpose.    The purpose of our 2021 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success, and any parents, subsidiaries, and affiliates that exist now or in the future, by offering them an opportunity to participate in our future performance through the grant of awards.

Administration.    The 2021 Plan is expected to be administered by our Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board acting in place of our Compensation Committee. Subject to the terms and conditions of the 2021 Plan, the Compensation Committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret our 2021 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that our Board or Compensation Committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our Board.

Eligibility.    The 2021 Plan provides for the grant of awards to our employees, directors and consultants. All of our 7 employees, 3 non-employee directors, and various consultants are currently eligible to participate in the 2021 Plan.

Options.    The 2021 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations, or similar events, no more than 7,009,980 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan.

Options may vest based on service or achievement of performance conditions. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under the 2021 Plan is 10 years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted stock awards.    An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the Compensation Committee. Holders of RSAs will have the right to vote and any dividends or stock distributions paid pursuant to unvested RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.

Stock appreciation rights.    A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by our Compensation Committee), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions and may not have a term that is longer than 10 years from the date of grant.

Restricted stock units.    RSUs represent the right to receive shares of our common stock at a specified date in the future and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs will be made as soon as practicable on a date determined at the time of grant, and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than 10 years from the date of grant.

Performance awards.    Performance awards granted pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.

Stock bonus awards.    A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by our Compensation Committee. The awards may be granted as consideration for services already rendered, or at the discretion of the Compensation Committee, may be subject to vesting restrictions based on continued service or performance conditions.

Cash awards.    A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.

Dividend equivalents rights.    Dividend equivalent rights may be granted at the discretion of our Compensation Committee and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by our Compensation Committee.

Change of control.    The 2021 Plan provides that, in the event of a corporate transaction, as defined in the 2021 Plan, outstanding awards under the 2021 Plan shall be subject to the agreement evidencing the corporate transaction, any or all outstanding awards may be (a) continued by us, if we are the successor entity; (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to, a payment in cash or the right to acquire the same consideration paid to the stockholders of the company pursuant to the corporate transaction); (c) substituted by the successor corporation of equivalent awards with substantially the same terms for such outstanding awards; (d) accelerated in full or in part as to the exercisability or vesting; (e) settled in the full value of such outstanding award in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such awards; or (f) cancelled for no consideration. If applicable, the number and kind of shares and exercise prices of awards being continued, assumed, or substituted shall be adjusted pursuant to the terms of the 2021 Plan.

Adjustment.    In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to the number and class of shares reserved for issuance under our 2021 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options.

Exchange, repricing, and buyout of awards.    Our Compensation Committee may, with the consent of the respective participants, issue new awards in exchange for the surrender and cancelation of any or all outstanding awards. Our Compensation Committee may also reduce the exercise price of options or SARs or buy an award previously granted with payment in cash, shares, or other consideration, in each case, subject to the terms of the 2021 Plan.

Director compensation limits.    No non-employee director may receive awards under the 2021 Plan with a grant date value that when combined with cash compensation received for his or her service as a director, exceeds $750,000 in a calendar year or $1,000,000 in the calendar year of his or her initial service.

Clawback; transferability.    All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board (or a committee thereof) or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under our 2021 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Amendment and termination.    Our Board may amend the 2021 Plan at any time, subject to stockholder approval as may be required. The 2021 Plan will terminate 10 years from the date our Board adopts the plan unless it is terminated earlier by our Board. No termination or amendment of the 2021 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2021 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2021 Plan is not approved by stockholders, the 2021 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2021 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance from 1,521,990 to 2,021,990 shares.

PROPOSAL 4

SAY-ON-PAY PROPOSAL

General and Purpose

Although we currently qualify as an emerging growth company and therefore are not required to conduct an advisory stockholder vote on executive compensation under Section 14A of the Exchange Act, the Board has determined to voluntarily provide stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed in this Proxy Statement.

This advisory vote, commonly known as “say-on-pay,” gives stockholders the opportunity to express their views regarding the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Accordingly, we ask stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Allarity Therapeutics, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission applicable to the Company.”

Because this vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the views of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR Proposal 4.

PROPOSAL 5

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE COMMON STOCK PURCHASE AGREEMENT, DATED JANUARY 28, 2026, BY AND BETWEEN ALLARITY THERAPEUTICS, INC. AND TUMIM STONE CAPITAL LLC, IN EXCESS OF THE EXCHANGE CAP

General Information About the Equity Line of Credit.

As previously disclosed in a Current Report on Form 8-K filed January 29, 2026, on January 28, 2026, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Tumim Stone Capital LLC (the “Investor”), pursuant to which the Investor agreed to purchase, from time to time at the Company’s election (each of such purchases, a “VWAP Purchase”), such number of shares of our common stock as does not exceed (i) $6,000,000 in aggregate gross purchase price, (ii) the Exchange Cap (as defined below), and (iii) the maximum number or dollar amount of shares permitted under General Instruction I.B.6 of Form S-3, in each case subject to the terms and limitations of the Purchase Agreement (the equity line of credit provided for under the Purchase Agreement, the “ELOC”).

Under the Purchase Agreement and applicable Nasdaq rules, the Company may not issue shares of common stock under the Purchase Agreement in excess of the Exchange Cap (as defined below) unless stockholder approval is obtained or, solely to the extent and for so long as the average per-share purchase price paid by the Investor for all shares sold under the Purchase Agreement equals or exceeds $1.26 (subject to customary adjustments, the “Base Price”), in which case the Exchange Cap (as defined below) limitation does not apply. The purchase price for shares sold under the Purchase Agreement is formula-based and generally will equal 95% of the lowest daily VWAP for the common stock during the applicable one-trading-day valuation period or 97% of the lowest daily VWAP for the common stock during the applicable three-consecutive-trading-day valuation period, in each of such cases as elected by the Company for the applicable purchase notice. Notwithstanding the foregoing, the Company and the Investor may mutually agree to increase or decrease the purchase price for a particular VWAP purchase. Because the purchase price is variable, the Company cannot presently predict the exact number of shares that may ultimately be issued under the Purchase Agreement. In any event, we may not issue any shares of our common under the Purchase Agreement if such issuance or sale would breach the Securities Act of 1933, as amended, or any applicable rules and regulations of Nasdaq.

Any additional shares above the currently registered amount will require one or more additional registration statements to be filed and declared effective before those additional shares can be sold.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding common stock in accordance with the Purchase Agreement.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a 20% Issuance at a price that is less than the Minimum Price, defined as the lower of the Nasdaq Official Closing Price immediately before signing or the five (5)-day average Nasdaq Official Closing Price immediately before signing. Pursuant to the Purchase Agreement, we agreed not to issue or sell any shares of common stock, and the Investor agreed not to purchase or acquire any shares of common stock pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated hereby would exceed approximately 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement, which number of shares is to be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of the trading market (such maximum number of shares, the “Exchange Cap”), unless the

Company’s stockholders approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of the trading market. Any additional shares above the currently registered amount may require one or more additional registration statements to be filed and declared effective before those additional shares can be sold.

This proposal seeks stockholder approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of such number of shares of common stock as may be sold to the Investor under the Purchase Agreement for aggregate gross proceeds of up to $6,000,000, subject to the other terms and limitations of the Purchase Agreement.

Additionally, we will not issue or sell, and the Investor will not purchase or acquire, any shares of common stock pursuant to the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of common stock. The Investor may increase or decrease the limitation to any amount between 4.99% and 9.99%, with any increase effective only after 61 days’ written notice.

What is the Effect on Current Stockholders if Proposal 5 is Approved?

If our stockholders approve this Proposal 5, we may proceed with the issuance of shares under the Purchase Agreement in excess of the Exchange Cap for purposes of Nasdaq Listing Rule 5635(d), subject to the other terms and limitations of the Purchase Agreement and applicable law. This would allow the Company flexibility in accessing the ELOC for working capital and general corporate purposes. If stockholders approve this Proposal 5, the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require the Investor to purchase those shares pursuant to the Purchase Agreement. Otherwise, the rights or privileges of our existing stockholders will not be affected. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal 5 is NOT approved?

If our stockholders do not approve this Proposal 5, we may be limited in the amount of capital that we can access under the Purchase Agreement because we would remain subject to the Exchange Cap, unless the average per share purchase price paid by the Investor for all shares of common stock sold under the Purchase Agreement equals or exceeds the Base Price. We are not seeking stockholder approval to authorize our entry into the Purchase Agreement or the related transaction documents. If this proposal is not approved, we may be unable to take full advantage of the ELOC, which may limit the amount available under the facility and require us to seek alternative financing or other sources of liquidity, which may be unavailable or more expensive.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR Proposal 5.

PROPOSAL 6

OFFICER EXCULPATION AMENDMENT PROPOSAL

General

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation that would permit the exculpation of certain officers in specific circumstances, as permitted by Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”). The proposed certificate of amendment is attached as Appendix B to this Proxy Statement.

Section 102(b)(7) of the DGCL permits Delaware corporations to eliminate or limit the personal liability of certain officers for monetary damages for breaches of the duty of care in direct claims brought by stockholders, including class actions, subject to important exceptions. The proposed amendment would not eliminate officers’ liability for derivative claims brought in the name of the Company, for any breach of the duty of loyalty, for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or for any transaction from which the officer derived an improper personal benefit.

Reasons for Adoption of the Amendment

Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving public companies. Our Board believes the proposed amendment would better position the Company to attract and retain officer talent, reduce the potential for costly litigation over duty-of-care claims, and align the protections available to certain officers with those already available to directors under our Certificate of Incorporation.

Timing of the Amendment

If approved by stockholders, our Board has authorized our officers to file the officer exculpation amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval, and the amendment would become effective upon acceptance by the Delaware Secretary of State.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of our common stock. Broker non-votes and abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our Certificate of Incorporation to limit liability of officers as permitted by Delaware law.

PROPOSAL 7

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE,
TO SOLICIT ADDITIONAL PROXIES

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Director Proposal, the Auditor Ratification Proposal, the 2021 Plan Amendment Proposal, the Say-on-Pay Proposal, the Nasdaq ELOC Proposal, or the Officer Exculpation Amendment Proposal as described in this Proxy Statement.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time of the adjourned meeting and the means of remote communication by which stockholders and proxyholders may be deemed present and vote are announced at the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting.

Vote Required

Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the matter. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR Proposal 7.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 30, 2026. There are no family relationships among any of our executive officers or directors.

Name	Year First Became Officer	Age	Position
Thomas H. Jensen	2023	47	Chief Executive Officer
Jeffrey S. Ervin	2025	48	Chief Financial Officer
Steen Knudsen	2021	65	Chief Scientific Officer
Jeremy R. Graff	2024	56	President and Chief Development Officer

Biographical information for Thomas H. Jensen is included above under “Proposal 1 — Election of Directors.”

Jeffrey S. Ervin has served as our Chief Financial Officer since July 2025 and has served in that role on a full-time basis since November 2025. Prior to joining the Company, he served as founder and Chief Executive Officer of Sanaregen Vision Therapeutics, Inc., a clinical-stage biopharmaceutical research and development company, from February 2025 to October 2025. He also served as co-Chief Financial Officer of DDC Enterprise, Ltd. (NYSE: DDC), a consumer food company, from June 2024 to January 2025. From February 2015 to May 2024, he served as Chairman and Chief Executive Officer of IMAC Holdings, Inc., a provider of medical technologies focused on regenerative rehabilitation and orthopedic treatments. Mr. Ervin currently serves as an independent director of Cingulate, Inc. (Nasdaq: CING), a biopharmaceutical company developing therapeutics for the central nervous system. He holds an M.B.A. from Vanderbilt University and a B.S. in Finance from Miami University.

Steen Knudsen, Ph.D. has served as our Chief Scientific Officer since July 2021. He is a co-founder of Allarity Therapeutics A/S, our predecessor, and the inventor of the DRP® platform, our proprietary companion diagnostics platform. Dr. Knudsen served as Chief Scientific Officer of Allarity Therapeutics A/S from 2006 until our Nasdaq listing in 2021 and, from 2004 to 2006, served as its Chief Executive Officer. He also served on the board of directors of our predecessor from 2016 to 2020 and currently serves as Chief Executive Officer of MPI, Inc., our operating subsidiary. He holds an M.Sc. degree in Engineering from the Technical University of Denmark and a Ph.D. degree in Microbiology from the University of Copenhagen, and completed postdoctoral training in computational biology at Harvard Medical School.

Jeremy R. Graff, Ph.D. has served as our President and Chief Development Officer since September 2024. Prior to that, he served as a consultant to the Company from November 2023 to September 2024 and, since January 2024, as a C-suite executive advisor and consultant to multiple companies. From June 2021 to January 2024, Dr. Graff served as Chief Scientific Officer of IMV, Inc., a Canadian clinical-stage biotechnology company. From June 2020 to March 2021, he served as Chief Development Officer of HiberCell, a clinical-stage oncology company. From November 2018 to June 2020, Dr. Graff served as President and Chief Scientific Officer of Biothera Pharmaceuticals, Inc., a privately held clinical-stage immuno-oncology company. Dr. Graff currently serves on the board of directors of IN8bio, Inc., a clinical-stage biopharmaceutical company. He completed a post-doctoral fellowship at the Johns Hopkins University School of Medicine and holds a Ph.D. from the University of Kentucky’s Markey Cancer Center and a B.A. in Biology and Chemistry from Thomas More University (formerly Thomas More College).

CORPORATE GOVERNANCE

Role of Our Board

Our Board oversees and provides guidance for our business and affairs. Our Board oversees the development of our strategy and business planning process and management’s implementation of them and oversees management. Mr. McLaughlin serves as Chairman of our Board. The primary responsibilities of our Board is to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets regularly in executive sessions of the directors without those directors who are also our executive officers.

In accordance with the terms of our Bylaws, subject to the rights of holders of any series of preferred stock, our Board may establish the authorized number of directors from time to time by resolution. Our Board consists of four members and is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Our Board is divided into the following classes:

•        Class I, consists of Mr. Hoiland;

•        Class II, consists of Mr. McLaughlin and Dr. Benjamin; and

•        Class III, consists of Mr. Jensen.

Board Leadership Structure

The positions of Chairman of our Board and Chief Executive Officer are separate. The Chairman of our Board has the authority, among other things, to call and preside over our Board meetings, to set meeting agendas and to determine materials to be distributed to our directors. The Chairman has substantial ability to shape the work of our Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board in its oversight of our business and affairs. In addition, we believe that separation of the positions of Chairman and Chief Executive Officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and in the best interests of our stockholders. As a result, we believe that having the positions of Chairman and Chief Executive Officer separated can enhance the effectiveness of our Board as a whole.

In addition, we have a separate Chairman for each committee of our Board. The Chairman of each committee is expected to report to our Board from time to time, or whenever so requested by our Board, on the activities of the committee he or she chairs in fulfilling its responsibilities as detailed in its respective charter or specify any shortcomings should that be the case.

Director Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our legal counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each of our directors, or any of his or her family members, and us, its senior management and its independent auditors, our Board affirmatively determined that all of our directors, except Mr. Jensen who is not considered independent because he is our executive officer, is independent director as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

Board Committees

Our Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee comprised of the members identified below. Our Board has also adopted charters for each of these committees, which comply with the applicable requirements of current SEC and Nasdaq rules. Copies of the charters for each committee are available at www.allarity.com. Our Board has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships.

Name and Position	Audit Committee	Compensation Committee	Nominating and Governance Committee
Gerald W. McLaughlin, Director, Chairman of our Board	Chairman	Chairman	Chairman
Thomas H. Jensen, Director, Chief Executive Officer
Jesper Hoiland, Director	X	X	X
Laura E. Benjamin, Director	X	X	X

Compensation Committee

The Compensation Committee consists of Mr. McLaughlin, Mr. Hoiland and Dr. Benjamin. The Chairman of the Compensation Committee is Mr. McLaughlin. Our Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a charter which is reviewed annually by the Compensation Committee. The Compensation Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our directors and executive officers, to assist our Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans, and to oversee the annual process of evaluation of the performance of our management. Specific responsibilities of the Compensation Committee are to:

•        Establish a compensation policy for executive officers designed to (i) enhance our profitability and increase stockholder value, (ii) reward executive officers for their contribution to our growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives.

•        Subject to variation where appropriate, the compensation policy for executive officers shall include (i) base salary, which shall be set on an annual or other periodic basis, (ii) annual or other time or project based incentive compensation, which shall be awarded for the achievement of predetermined financial, project, research or other designated objectives applicable to us as a whole and of the executive officers individually and (iii) long-term incentive compensation in the forms of equity participation and other awards with the goal of aligning, where appropriate, the long-term interests of executive officers with those of our stockholders and otherwise encouraging the achievement of superior results over an extended time period.

•        Review competitive practices and trends to determine the adequacy of the executive compensation program.

•        Annually review and recommend to our Board corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to our Board the CEO’s compensation levels based on this evaluation; the CEO may not be present during any deliberations or voting with respect to the CEO’s compensation.

•        Annually review and approve compensation of our executive officers other than the CEO.

•        Annually review and approve compensation of our directors, including with respect to any equity-based plan.

•        As deemed necessary or appropriate, approve employment contracts, severance arrangements, change in control provisions and other agreements.

•        Approve and administer cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans.

•        Approve and oversee reimbursement policies for directors and executive officers.

•        Periodically review and make recommendations to our Board with respect to equity-based plans that are subject to approval by our Board. The Compensation Committee shall oversee our compliance with the requirement under Nasdaq rules that, with limited exceptions, stockholders approve equity compensation plans. Subject to such stockholder approval, or as otherwise required by the Exchange Act, or other applicable law, the Compensation Committee shall have the power to manage all equity-based plans.

•        If we are required by applicable SEC rules to include a Compensation Discussion and Analysis (“CD&A”) in our SEC filings in the future, review the CD&A prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to our Board that the CD&A be included in our Annual Report on Form 10-K, proxy statement, or any other applicable filing as required by the SEC.

•        Review all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on our business or financial condition.

•        Recommend to our Board that our stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our Proxy Statement, if such proposal will be contained in the proxy statement.

•        Recommend to our Board the frequency of holding a vote on the compensation of our named executive officers, if such proposal will be contained in our Proxy Statement.

•        Periodically review executive supplementary benefits and, as appropriate, our retirement, benefit, and special compensation programs involving significant cost.

•        Make regular reports to our Board.

•        Annually review and reassess the adequacy of the Compensation Committee charter and recommend any proposed changes to our Board for approval.

•        Annually evaluate its own performance.

•        Oversee the annual process of performance evaluations of our management.

•        Fulfill such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by our Board and/or the Chairman of our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. McLaughlin, Mr. Hoiland and Dr. Benjamin. The Chairman of the Nominating and Corporate Governance Committee is Mr. McLaughlin. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.

The Nominating and Corporate Governance Committee operates pursuant to a charter which is reviewed annually by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Nominating and Corporate Governance Committee is (1) to assist our Board by identifying qualified candidates for director, and to recommend to our Board the director nominee(s) for the next annual meeting of stockholders; (2) to lead our Board in its annual review of our Board’s performance; (3) to recommend to our Board director nominee(s) for each Board committee; and (4) to develop and recommend to our Board our corporate governance guidelines. Specific responsibilities of the Nominating and Corporate Governance Committee are to:

•        Evaluate the current composition, organization, and governance of our Board and its committees and make recommendations to our Board for approval.

•        Annually review for each director and nominee, the experience, qualifications, attributes, or skills that contribute to our Board’s conclusion that the person should serve or continue to serve as one of our directors, as well as how the directors’ skills and background enable them to function well together as a Board.

•        Determine desired member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to our Board. At a minimum, nominees for service on our Board must meet the threshold requirements set forth in the Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of our Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

•        Administer the annual Board’s performance evaluation process, including conducting surveys of director observations, suggestions, and preferences.

•        Evaluate and make recommendations to our Board concerning the appointment of directors to our Board’s committees, the selection of our Board committee chairs, and proposal of the slate of directors for election to our Board.

•        Consider bona fide candidates recommended by stockholders for nomination for election to our Board in accordance with Section 2.12 of our Bylaws.

•        As necessary in the Nominating and Corporate Governance Committee’s judgment from time to time, retain and compensate third-party search firms to assist in identifying or evaluating potential nominees to our Board.

•        Evaluate and recommend termination of membership of individual directors in accordance with our Board’s governance principles, for cause or for other appropriate reasons.

•        Oversee the process of succession planning for the Chief Executive Officer and as warranted, other senior officers.

•        Develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees.

•        Review and maintain oversight of matters relating to the independence of our Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and applicable Nasdaq rules.

•        Oversee and assess the effectiveness of the relationship between our Board and our management.

•        Form and delegate authority to subcommittees when appropriate, each subcommittee to consist of one or more members of the Nominating and Corporate Governance Committee. Any such subcommittee, to the extent provided in the resolutions of the Nominating and Corporate Governance Committee and to the extent not limited by applicable law, shall have and may exercise all the powers and authority of the Nominating and Corporate Governance Committee.

•        Make regular reports to our Board concerning its activities.

•        Annually review and reassess the adequacy of the Nominating and Corporate Governance charter and the appendices thereto and recommend any proposed changes to our Board for approval.

•        Annually evaluate its own performance.

•        Maintain appropriate records regarding its process of identifying and evaluating candidates for election to our Board.

•        Fulfill such other duties and responsibilities as may be assigned to the Nominating and Corporate Governance Committee, from time to time, by our Board and/or the Chairman of our Board.

Audit Committee

The Audit Committee consists of Mr. McLaughlin, Dr. Benjamin, and Mr. Hoiland. The chairman of the Audit Committee is Mr. McLaughlin, who our Board has determined is an “audit committee financial expert” within the meaning of SEC regulations. Our Board has determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. The Audit Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Audit Committee is to provide assistance to our Board in fulfilling our Board’s responsibility to our stockholders relating to our accounting and financial reporting practices, system of internal controls, the audit process, the quality and integrity of our financial reporting, and our process for monitoring compliance with laws and regulations and our code of conduct. Specific responsibilities of the Audit Committee are to:

•        Appoint, compensate, and oversee the work of any independent auditor;

•        Resolve any disagreements between management and the independent auditor regarding financial reporting;

•        Pre-approve all audit and permitted non-audit services by the independent auditor;

•        Retain independent counsel, independent registered accounting firm, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from our Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

•        Seek any information it requires from our employees or any direct or indirect subsidiary of ours (each, a “Subsidiary”), all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

•        Meet with any of our officers or employees (or officers or employees of any Subsidiary), our independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

•        Oversee that management has established and maintained processes to assure our compliance with applicable laws, regulations and corporate policy.

Meetings of our Board and its Committees

During the fiscal year ended December 31, 2025:

•        our Board held four (4) meetings;

•        our Audit Committee held four (4) meetings;

•        our Compensation Committee held two (2) meetings; and

•        our Nominating and Corporate Governance Committee held no meetings.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Board Oversight of Risk

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and reviews our information technology and data security policies and practices and assesses cybersecurity related risks. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including oversight of processes and procedures designed to prevent illegal or improper conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors. We will provide any person, without charge, a copy of the Code of Conduct upon written request to Investor Relations, Allarity Therapeutics, Inc., 123 E. Tarpon Ave., Tarpon Springs, FL 34689. The Code of Conduct is available at the Investors section of our website at www.allarity.com. Information contained on or accessible through this website is not a part of this report, and the inclusion of such website address in this report is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable SEC and Nasdaq rules and requirements.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also follows procedures for the repurchase of its securities. The Company believes that its insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy can be found as an exhibit to the Company’s 2025 Annual Report.

Hedging Policy

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers or directors, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Clawback Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers, as required by new SEC rules and Nasdaq implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

We regularly review our policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of us and our stockholders. We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have granted stock option awards on an annual basis and as may otherwise be deemed appropriate by our Board or compensation committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material non-public information, nor have we intentionally timed the release of material non-public information based on stock option grant dates. During fiscal year 2025, we did not grant stock options (or similar awards) to our NEOs during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

We grant stock options to our employees (other than executive officers) annually after a meeting of the Compensation Committee, and during an open trading window under our insider trading policy. The Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee compensation.

Stockholder Communications with our Board

Our Board has adopted a formal process by which stockholders may communicate with our Board or any of its directors. Stockholders who wish to communicate with our Board may do so by sending written communications addressed to the Secretary of Allarity Therapeutics, Inc., 123 E. Tarpon Ave., Tarpon Springs, FL 34689. These communications will be reviewed by the Secretary, who will determine whether the communication is appropriate for presentation to our Board or the relevant director. The purpose of this screening is to avoid having our Board consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation

Our named executive officers (or “NEOs”) for the year ended December 31, 2025, consisted of five individuals:

•        Thomas H. Jensen, our current Chief Executive Officer, who served as our principal executive officer during the year ended December 31, 2025;

•        Jeffrey S. Ervin, our current Chief Financial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2025;

•        Jeremy R. Graff, our President and Chief Development Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2025;

•        Steen Knudsen, our Chief Scientific Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2025.

•        Alexander Epshinsky, our former Chief Financial Officer, who resigned on June 30, 2025.

Summary Compensation Table

The following table sets forth information regarding compensation earned during the years ended December 31, 2025 and December 31, 2024 by our NEOs.

Name and Principal Position	Year	Salary ($)*		Bonus ($)(1)*		Stock Awards ($)(5)	Non-Equity Incentive Plan Compensation $(6)	All Other Compensation ($)*		Total ($)*
Thomas H. Jensen	2025	647,383		355,500		400,701	—	55,366		1,458,950
Chief Executive Officer	2024	507,850	(2)	100,000	(3)	—	183,750	—		791,600
Jeffrey S. Ervin	2025	119,617		35,982		—	—	2,932	(7)	158,531
Chief Financial Officer	2024	—		—		—	—	—		—
Jeremy R. Graff	2025	494,000		222,300		145,885	—	46,633	(7)(8)	908,818
President and Chief Development Officer	2024	120,549		75,000	(3)	250,000	71,250	2,375	(7)	519,174
Steen Knudsen	2025	168,350		68,452		—	—	—		236,802
Chief Scientific Officer	2024	140,937		—		—	56,374	—		197,311
Alexander Epshinsky(4)	2025	176,800		—		—	—	206,746		383,546
Former Chief Financial Officer	2024	101,999		50,000	(3)	160,000	34,000	3,400	(7)	349,399

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      The bonuses reported in this column for 2024 consist of cash payments and were earned in 2024 and paid in 2025. The bonuses reported in this column for 2025 consist of cash payments and were earned in 2025 and paid in 2026.

(2)      This amount is paid out as a fixed monthly fee in the amount of $43,750 pursuant to a Master Services Agreement entered into with a company owned and managed by Mr. Jensen. Please refer to “Employment and Consulting Agreements and Arrangements — Thomas H. Jensen” below for additional information.

(3)      This was in the form of a one-time signing bonus.

(4)      Appointed as Chief Financial Officer on September 12, 2024. Resigned as Chief Financial Officer on June 30, 2025.

(5)      Reflects the aggregate grant date fair value of equity based awards for the fiscal year calculated in accordance with FASB ASC Topic 718. The assumptions in determining fair value are described in Note 2 of Notes to Consolidated Financial Statements in Part II, Item 8 of the Annual Report. Amounts shown do not reflect the compensation actually received by the named officers.

(6)      Amounts shown reflect cash incentive bonuses earned with respect to the fiscal years presented. For Mr. Epshinsky and Mr. Graff, the 2024 amounts were prorated for the actual time worked.

(7)      Represents employer matching contributions to the Company’s 401(k) Defined Contribution Plan.

(8)      Includes amounts paid for healthcare reimbursement.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas H. Jensen	1/22/2025	264,489	(1)	285,648

Jeffrey S. Ervin	—	—		—

Jeremy R. Graff	09/30/2024	78,989	(2)	85,308
	1/22/2025	96,294	(3)	103,998

Steen Knudsen	—	—		—

Alexander Epshinsky	—	—		—

____________

(1)      Represents unvested portion of 396,734 Restricted Stock Units that is scheduled to vest with respect to 132,235 on each of the following dates: January 22, 2027 and January 23, 2028.

(2)      Represents the unvested portion of an award of 118,483 Restricted Stock Units that is scheduled to vest with respect to 39,494 RSUs on each of the following dates: September 30, 2026 and September 30, 2027.

(3)      Represents unvested portion of 144,441 Restricted Stock Units that is scheduled to vest with respect to 48,147 on each of the following dates: January 22, 2027 and January 23, 2028.

Employment and Consulting Agreements and Arrangements

As of the year ended December 31, 2025, we had employment and consulting agreements (as applicable) with our active named executive officers. The current base salary and bonus opportunity for our active named executive officers is set forth in the table below.

Named Executive Officers and Position	Annual Base Salary ($)*		Discretionary Annual Bonus for 2025
Thomas H. Jensen, Chief Executive Officer	610,000	(1)	up to 50% of annual base salary
Jeffrey S. Ervin, Chief Financial Officer	367,700		up to 30% of annual base salary
Jeremy R. Graff, President and Chief Development Officer	494,000		up to 45% of annual base salary
Steen Knudsen, Chief Scientific Officer	171,130		up to 40% of annual base salary

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      Amount includes $45,000 for retirement and health benefit payments in cash.

Thomas H. Jensen

On December 8, 2023, Mr. Jensen was appointed by the Board as Interim Chief Executive Officer to replace Mr. Cullem. Prior to his appointment as Chief Executive Officer, Mr. Jensen was paid consulting fees for his services to us. Effective June 1, 2024, we entered into a Management Services Agreement (“MSA”) with Ljungaskog Consulting AB (the “Consultant”), a Swedish limited liability company owned and managed by Mr. Jensen, which superseded and replaced the existing consulting agreement.

Below is a summary of the material terms and conditions of the MSA.

Services to be Performed. The Consultant, via Mr. Jensen, agreed to deliver the scope of services typically expected of a Chief Executive Officer in a publicly held company within our industry.

Term. The MSA and all associated obligations commenced on June 1, 2024 (the “Effective Date”) and will continue until termination as per the provisions of the MSA, subject to any terms agreed by the parties to survive the termination of the MSA.

Monthly Fee. The Consultant shall receive a fixed fee of $43,750 per month for services rendered, payable in two installments (the “Monthly Fee”). The fee is subject to adjustments based upon the Consultant’s performance, with any increases being solely at our discretion.

Signing Bonus. Within 30 days of the Effective Date, we paid the Consultant a one-time signing bonus of $100,000 (the “Signing Bonus”) in recognition of the Consultant’s commitment to fulfill the obligations specified in the MSA and the Consultant’s agreement not to terminate the engagement within one year of the Effective Date or engage in behavior that would justify termination of the MSA by the Company for Cause (as defined below). Should the Consultant terminate the MSA before one-year anniversary of the Effective Date, or should the Company rightfully terminate the MSA for Cause (as defined below), the Consultant is obligated to repay the full amount of the Signing Bonus to the Company within 15 days of receiving our written request.

Potential Performance Bonuses and Expenses. As long as the MSA is in effect, the Consultant will be eligible for a discretionary performance bonus each calendar year, based on performance metrics that we will determine and approve. Additionally, the Consultant is entitled to reimbursement for reasonable and necessary expenses directly incurred while providing services, provided that any expenses exceeding $5,000 require prior approval from us to qualify for reimbursement.

Termination for Convenience by us. We may terminate the MSA at its convenience by providing 15 days’ advance written notice to the Consultant. Upon termination of the MSA for any reason, the Consultant shall be entitled to all monthly fees for services rendered up to and including the effective date of termination (the “Accrued Payments”).

Termination for Convenience by the Consultant. The Consultant may terminate the MSA at its convenience by providing 30 days’ advance written notice to us. Should the Consultant terminate the MSA for convenience, it will not be entitled to any additional payments beyond the Accrued Payments.

Termination for Cause by us. We may terminate the MSA for Cause (as defined below) immediately upon notice to the Consultant. “Cause” for termination will be considered if: (a) the Consultant fails to perform the services stipulated by the MSA; (b) there is a material breach of any obligation under the MSA by the Consultant; (c) the Consultant engages in fraud, embezzlement, dishonesty, misappropriation of confidential information, or harassment based on membership in a protected class; (d) the Consultant’s behavior causes public disrepute, contempt, or scandal; (e) the Consultant refuses to comply with a directive of the Board; (f) the Consultant delegates the performance of the services to someone other than Mr. Jensen, and, in our reasonable discretion, the delegate is not capable of performing at the level of Mr. Jensen; (g) the Consultant or anyone performing the services on behalf of the Consultant is convicted of a felony or any crime that undermines its ability to perform the services; or (h) the Consultant misappropriates a business opportunity of ours or becomes subject to a conflict of interest. However, for the causes listed in (a), (b), (e), and (f), termination will not be effective until 14 days after the Consultant fails to cure the conduct, following written notice of the intent to terminate for Cause. Upon termination of the MSA for Cause, the Consultant shall only be entitled to the Accrued Payments, with no entitlement to additional payments under the MSA.

Termination for Good Reason by the Consultant. The Consultant may terminate the MSA for Good Reason (as defined below) immediately upon notice to the Company. “Good Reason” includes: (a) a material breach of the MSA by us; (b) a unilateral reduction of the Monthly Fee by us; or (c) a unilateral modification of Mr. Jensen’s from “Chief Executive Officer” by us. However, termination for Good Reason will not be effective unless we fail to remedy the breach within 14 days after receiving written notice from the Consultant detailing the reasons for termination. Upon termination of the MSA for Good Reason by Consultant, the Consultant will be entitled to the Accrued Payments plus an additional nine months of the Monthly Fee, provided that the Consultant fulfills all ongoing obligations under the MSA that survive termination, and within 45 days from the termination date, executes a general release of all claims the Consultant and any agents who performed services under the MSA could assert against us or our affiliates.

Jeffrey S. Ervin

As previously disclosed, in connection with the appointment of Mr. Ervin as Chief Financial Officer of the Company, the Company and Mr. Ervin entered into an employment agreement dated July 1, 2025 (the “July Employment Agreement”), pursuant to which Mr. Ervin began serving as the Company’s Chief Financial Officer on a part-time basis. The material terms of the July Employment Agreement were previously reported.

On December 3, 2025, the Company and Mr. Ervin entered into a new employment agreement, dated December 3, 2025 (the “December Employment Agreement”), pursuant to which Mr. Ervin will continue to serve as the Company’s Chief Financial Officer on a full-time basis. The material terms of the December Employment Agreement are summarized below.

Under the December Employment Agreement, Mr. Ervin is entitled to an annual base salary of $367,700 (the “Base Salary”). The Company also agreed to grant Mr. Ervin restricted stock units (“RSUs”) with an aggregate grant-date value of $160,000, subject to time-based vesting conditions as set forth in the applicable grant agreement. Mr. Ervin is further eligible to receive an annual performance bonus of up to 30% of his Base Salary, based on individual and corporate objectives established and approved by the Company.

If Mr. Ervin’s employment is terminated by the Company without Cause or by Mr. Ervin for Good Reason (each as defined in the December Employment Agreement), the Company will provide severance equal to six months of his final Base Salary, payable as salary continuation. If Mr. Ervin’s employment is terminated by the Company in connection with a Change of Control, he will be entitled to the same six months of severance, payable as salary continuation.

Steen Knudsen

Dr. Knudsen’s employment agreement (the “Knudsen Employment Agreement”) is governed by and construed in accordance with Danish law, including the Danish Salaried Employees Act and the Danish Holiday Act. The Knudsen Employment Agreement may be terminated by both parties in accordance with the provisions of the Danish Salaried Employees Act, provided, however, that either party may terminate the employment with 1 months’ notice to the end of a calendar month when the following three conditions have been met: (1) Dr. Knudsen, within a period of 12 consecutive months, has received salary during sick leave for 120 full days inclusive of Sundays and public holidays, (2) notice is served by us immediately upon the expiry of the 120 sick leave days, and (3) notice is served while Dr. Knudsen is still sick. In the event of termination of the Knudsen Employment Agreement, Dr. Knudsen’s entitlement to continuing base pay shall be determined by the Danish Salaried Employees Act. In addition, the Knudsen Employment Agreement is subject to restrictive covenants, including non-compensation and non-solicitation provisions. In compensation for assuming the combined restriction clauses, Dr. Knudsen shall receive a monthly payment, during the restrictive period, equaling 60% of Dr. Knudsen’s final base salary, pension, bonus and all other fringe benefits with a tax value, calculated as per the date of resignation. Such compensation includes a lump sum compensation for the first 2 months, payable on the date of resignation. In the event Dr. Knudsen obtains suitable new employment in the period during which the combined restriction clause applies, the compensation shall, as of the 3rd month and up to and including the 6th month after his resignation, be reduced to 24%. We may terminate this combined restriction clause at any time, even after Dr. Knudsen’s resignation, at 1 months’ notice to the end of a month, whereupon our obligation to pay compensation shall cease.

Jeremy R. Graff

In connection with Dr. Graff’s appointment as President and Chief Development Officer of the Company, the Company and Dr. Graff entered into an Employment Agreement, dated as of September 30, 2024 (the “Graff Employment Agreement”).

The Graff Employment Agreement provides for (i) a $475,000 annual base salary (the “Graff Base Salary”), (ii) the grant of equity in the form of RSUs with an aggregate value of $250,000; the number of shares to be granted is determined based on the closing price of a share of common stock on September 30, 2024, and the RSUs will vest in equal one-third installments on the first, second, and third anniversary of September 30, 2024, (iii) eligibility to receive an annual bonus representing up to forty-five percent (45%) of the annual Graff Base Salary on the basis of the objectives agreed to by the Board of Directors of the Company at the start of each fiscal year, and prorated for the calendar year 2024, (iv) entitlement to participate in all of the Company’s employee benefit plans and programs (including without limitation, any medical, dental, disability and group life insurance, and 401(k) or other retirement plan) and, (v) a one-time signing bonus of $75,000 in exchange for Dr. Graff’s promise to remain employed under the Graff Employment Agreement for at least one year from September 30, 2024 and/or refrain from engaging in conduct that amounts to “Cause” (as defined in the Graff Employment Agreement).

Under the terms of the Graff Employment Agreement, if Dr. Graff’s employment is terminated by the Company without “Cause” or by Dr. Graff for “Good Reason” (each, as defined in the Graff Employment Agreement), then in addition to the accrued benefits through the date of termination, he will be entitled to receive the following severance payments and benefits:

•        severance pay in an amount equal to nine months’ pay at Dr. Graff’s final base salary rate then in effect, payable in the form of salary continuation;

•        in the event that the Dr. Graff’s employment is terminated by the Company as a result of a Change-of-Control (as defined in the Graff Employment Agreement), the Company shall provide Dr. Graff with severance pay in an amount equal to twelve months’ pay at Dr. Graff’s base salary rate then in effect, payable in the form of salary continuation.

Pension Benefits

We maintain a 401(k) Plan for our full-time employees in the U.S. The 401(k) Plan allows our employees to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 to 100 percent of their annual compensation to the 401(k) Plan. The 401(k) Plan includes a 5% contribution. Both employee and employer contributions vest immediately upon contribution. Unless otherwise disclosed in this Proxy Statement, during the fiscal year ended December 31, 2025, we did not make any contributions to the 401(k) Plan.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan during the fiscal year ended December 31, 2025.

Employee Benefit Plans

Equity-based compensation has been and will continue to be an important foundation in executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We further believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating, and retaining high-quality executives. Formal guidelines for the allocations of cash and equity-based compensation have not yet been determined, but it is expected that the 2021 Plan described above in the section entitled, “Proposal 3 — Description of the 2021 Plan” will be an important element of our compensation arrangements for both executive officers and directors.

Health and Welfare Benefits

We pay premiums for medical insurance, dental insurance, and vision insurance for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws.

2021 Equity Incentive Plan

Information on our 2021 Equity Incentive Plan is included above in the section entitled, “Proposal 3 — Description of the 2021 Plan.”

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)(1)	Weighted- average exercise price of outstanding options, and issuance price of RSUs (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	670,164	$1.14	8,283
Equity compensation plans not approved by security holders	—	—	—
Total	670,164	$1.14	8,283

Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors for services rendered for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash $*	Stock Awards	Total $*
Gerald W. McLaughlin	105,500	25,250	130,750
Joseph W. Vazzano	37,500	—	37,500
Laura E. Benjamin	66,500	25,250	91,750
Jesper Hoiland	33,250	—	33,250

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

Director Compensation

Our non-employee directors are entitled to an annual director fee of $50,000. In addition, a director who serves as a lead independent director or Chairman or on a committee of our Board will receive the following additional annual fee:

Position	Annual Chair/Lead Fee	Annual Member Fee
Chairman of our Board or Lead Independent Director	$30,000	$—
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$8,000	$4,000

In connection with the appointment of Mr. McLaughlin, Mr. Hoiland and Dr. Benjamin as our independent directors, each received an annual retainer fee of $50,000, payable in cash. Annual fees may be paid in cash or equity at the option of the director. In addition, subject to discretion of our Board and recommendation of the Compensation Committee, new directors who join our Board may receive an initial grant of stock options to purchase 25,000 shares of Common Stock, subject to vesting over 12 months following the grant date and with the expiration date of ten years from date of grant.

STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 29, 2026, by:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and executive officers as a group; and

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 15,460,724 shares of our common stock outstanding as of April 29, 2026. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options, warrants, or other rights that are currently exercisable or exercisable within sixty (60) days of April 29, 2026, and shares of our common stock underlying RSUs that are currently releasable or releasable within sixty (60) days of April 29, 2026 to be outstanding and to be beneficially owned by the person holding the common stock options or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Allarity Therapeutics, Inc., 123 E. Tarpon Ave., Tarpon Springs, FL 34689. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Beneficial Owner Name	Number of Shares Beneficially Owned	Percentage(1)
Directors and Named Executive Officers
Jesper Hoiland	—	—
Gerald W. McLaughlin	—	—
Laura E. Benjamin	—	—
Thomas H. Jensen	—	—
Jeffrey S. Ervin	—	—
Steen Knudsen	—	—
Jeremy R. Graff	24,881	*
All current executive officers and directors as a group (7 individuals)	24,881	*
Five Percent Holders
None

____________

(1)      Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership and reports of changes in beneficial ownership on Forms 3, 4 and 5. Based solely upon our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during or with respect to the fiscal year ended December 31, 2025, and written representations from reporting persons that no Form 5 was required, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-10% beneficial owners were timely met, except as follows: Thomas H. Jensen filed one late Form 4 reporting one late-reported transaction; Mr. Ervin filed one late Form 4 reporting one late-reported transaction; Mr. McLaughlin filed one late Form 4 reporting one late-reported transaction; Mr. Hoiland filed one late Form 4 reporting one late-reported transaction; Dr. Benjamin filed one late Form 4 reporting one late-reported transaction; and Mr. Graff filed one late Form 4/A reporting one late-reported transaction. The late Forms 4 for Messrs. Jensen, Ervin, McLaughlin and Hoiland and Ms. Benjamin were due to administrative delays related to the adoption of EDGAR Next. We are not aware of any failure to file a required Section 16(a) form. We expect the foregoing late reports to be filed as soon as practicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since January 1, 2023, to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2025 and 2024, and in which any of our directors, director nominees, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation and other arrangements, which are described under the section titled “Executive and Director Compensation.”

Transactions with 3i, LP (“3i”)

At the time of the transactions described below, 3i was a beneficial owner of more than 5% of our common stock and therefore was a related person.

On April 19, 2023, 3i provided us with a loan for $350,000, which was evidenced by a secured promissory note dated April 19, 2023 (the “April Note”), which required a mandatory conversion of the principal into 486 shares of Series A Preferred Stock (the “Note Conversion Shares”) subject to and upon the closing of the April Offering which occurred on April 21, 2023 (“April Offering Closing”). Upon the April Offering Closing, the Note Conversion Shares were issued to 3i and the April Note was cancelled.

On April 20, 2023, we entered into a Cancellation of Debt Agreement with 3i, which became effective as of the April Offering Closing. Upon the closing, pursuant to the terms of the Cancellation of Debt Agreement, all of our outstanding indebtedness under the Notes and the Alternative Conversion Amount (as defined therein) due by us to 3i were paid in full. Accordingly, any and all obligations in connection therewith were extinguished without any additional further action on the part of 3i upon payment of $3.3 million in cash from a portion of the proceeds from the April Offering.

On April 20, 2023, we entered into a certain Modification and Exchange Agreement (the “Exchange Agreement”) with 3i pursuant to which the parties agreed to, among other things, exchange a warrant to purchase common stock issued on December 20, 2021 to 3i for a new warrant (the “Exchange Warrant”), which reflects an exercise price of $18,000.00 and represents a right to acquire 526 shares of common stock.

On June 29, 2023, we entered into a Secured Note Purchase Agreement with 3i, (the “June 2023 Purchase Agreement”), pursuant to which, on June 30, 2023, 3i purchased a secured promissory note for a principal amount of $350,000 (the “3i June Promissory Note”). Such note matured on July 31, 2023, and carried an interest rate of 5% per annum, and was secured by all of our assets pursuant to the security agreement dated June 29, 2023 (the “Security Agreement”). As contemplated by the June 2023 Purchase Agreement, we filed the Second Certificate of Amendment with the Delaware Secretary of State on June 30, 2023. From the proceeds of the July Offering, on July 10, 2023, we redeemed the 3i June Promissory Note for $351,000 in cash.

On December 5, 2023, we received exercise notices from holders of warrants pursuant to which we authorized (i) the issuance of 938 shares of common stock pursuant to exercise of common stock purchase warrants at $600.00 per share for $0.6 million in cash, and (ii) the issuance of 833 shares of common stock pursuant to partial exercise of Exchange Warrant on a cashless exercise basis.

During the year ended December 31, 2024, we entered into a Securities Purchase Agreement (“SPA”) with 3i, pursuant to which three senior convertible promissory notes (the “2024 Notes”) were issued as follows:

•        On January 18, 2024, in an aggregate principal amount of $440,000 due on January 18, 2025, and with a set conversion price of $268.50 per share, for an aggregate purchase price of $400,000, representing an approximate 10% original issue discount (the “First Note”).

•        On February 13, 2024, in an aggregate principal amount of $440,000 due on February 13, 2025, and with a set conversion price of $243.00 per share, for an aggregate purchase price of $400,000, representing an approximately 10% original issue discount (the “Second Note”).

•        On March 14, 2024, in an aggregate principal amount of $660,000 due on March 14, 2025, and with a set conversion price of $210.00 per share, for an aggregate purchase price of $600,000, representing an approximately 10% original issue discount (the “Third Note”).

We agreed to pay interest to 3i on the aggregate unconverted and then outstanding principal amount of the 2024 Notes at the rate of 8% per annum with interest payments commencing one month after initial receipt of net proceeds.

The 2024 Notes and accrued interest were redeemed in full and cancelled on May 6, 2024.

Indemnification Agreements

As permitted by Delaware law, we have entered into indemnification agreements with our directors and executive officers that generally require us, to the fullest extent permitted by Delaware law, to indemnify and advance expenses to those persons in connection with proceedings arising out of their service to us. These agreements continue with respect to acts or omissions occurring during the person’s service, even after the person has ceased to serve.

Related Person Transactions Policy

We have adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of related person transactions. While we qualify as a smaller reporting company, a “related person transaction” for purposes of this policy generally means a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or one of our subsidiaries is a participant, the amount involved exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years, and a related person has a material interest.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to our Corporate Secretary at Allarity Therapeutics, Inc., 123 E Tarpon Ave., Tarpon Springs, FL 34689. To be timely, Section 2.12 of our Bylaws requires that a stockholder’s written notice be delivered to the Corporate Secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at our principal executive offices, as early as February 26, 2027, but no later than March 28, 2027, unless the 2027 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from June 26, 2027.

Submission of Stockholder Proposals

Pursuant to Section 2.12 of our Bylaws, a stockholder who wishes to present a proposal at the 2027 Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act must deliver a written copy of the proposal to the Corporate Secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to the 2027 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at our principal executive offices, as early as February 26, 2027, but no later than March 28, 2027, unless the 2027 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from June 26, 2027.

Proxy Access Director Nominations

Section 2.13 of our Bylaws requires eligible stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our Bylaws, must be delivered to the Corporate Secretary at our principal executive offices no later than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the preceding year’s annual meeting, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and no later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which the date of such meeting is publicly disclosed. Accordingly, with respect to the 2027 Annual Meeting, our Bylaws require notice to be delivered to the Corporate Secretary at our principal executive offices as early as December 16, 2026, but no later than January 15, 2027, unless the 2027 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from June 26, 2027.

Rule 14a-8

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2027 Annual Meeting must be received by our Corporate Secretary at our principal executive offices no later than January 15, 2027, unless the date of the 2027 Annual Meeting is changed by more than thirty (30) days from the date of the prior year’s annual meeting, in which case the deadline will be a reasonable time before we begin to print and send our proxy materials.

Rule 14a-19

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2027.

Mailing Instructions

Stockholder written proposals should be delivered to Allarity Therapeutics, Inc., c/o Corporate Secretary, 123 E Tarpon Ave., Tarpon Springs, FL 34689. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2025 Form 10-K by contacting the Company by telephone at (401) 426-4664 or in writing sent to Allarity Therapeutics, Inc., Attn: Corporate Secretary, 123 E Tarpon Ave., Tarpon Springs, FL 34689.

2025 ANNUAL REPORT

Our 2025 Annual Report and 2025 Form 10-K have been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the 2025 Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to Allarity Therapeutics, Inc., Attention: Investor Relations investorrelations@allarity.com. The request must include a representation by the stockholder that as of the Record Date, the stockholder was entitled to vote at the Annual Meeting.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet voting as described on your proxy card.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote the proxies thereon in accordance with the recommendation of our Board.

By: /s/ Gerald W. McLaughlin

Gerald W. McLaughlin

Chairman of the Board

April 30, 2026

APPENDIX A

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by our Board, is 2,021,990 Shares.

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to satisfy the tax withholding obligations related to an RSU will become available for future grant or sale under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan will be increased on January 1st of each of 2022 through 2031, by the lesser of (a) Five percent (5%) of the number of shares of all classes of the Company’s common stock issued and outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by our Board.

2.5. ISO Limitation. No more than 7,009,980 Shares will be issued pursuant to the exercise of ISOs granted under the Plan.

2.6. Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, will be proportionately adjusted, subject to any required action by our Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by our Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of our Board, the Committee will have full power to implement and carry out this Plan, except, however, our Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability, and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been vested and/or earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce, waive or modify any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;

(o) adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(p) exercise discretion with respect to Performance Awards;

(q) make all other determinations necessary or advisable for the administration of this Plan; and

(r) delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3. Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4. Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(c) Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8. Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.9. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.

6.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

6.2. Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

6.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.

7.2. Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

8.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

8.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

8.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

9.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

9.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

9.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

9.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS.

10.1. Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Each Performance Share will have an initial value equal to the Fair Market Value of as Share on the date of grant. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1. General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by our Board, or made from time to time as determined in the discretion of our Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed Seven Hundred Fifty Thousand Dollars ($750,000) in value (as described below) in any calendar year; provided, however, that a Non-Employee Director may receive up to One Million Dollars ($1,000,000) in value in his or her initial year of service as a Non-Employee Director. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.

12.2. Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of our Board will be eligible to receive an Award under this Section 12.

12.3. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by our Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4. Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.4 will be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax liability legally due from the Participant (the tax-related items, the “Tax-Related Items”) prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a

Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:

(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity).

(b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

(c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).

(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion.

Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

Our Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then the Committee will notify each Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by our Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by our Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).

24. AMENDMENT OR TERMINATION OF PLAN. Our Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that our Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by our Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of our Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1. “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

28.2. “Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.

28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

28.5. “Board” means the board of directors of the Company.

28.6. “Cause” means (i) an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company or is reasonably likely to cause material harm to the Company, (ii) a material breach of any agreement between Participant and the Company, (iii) a material failure to comply with the Company’s written policies or rules that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (v) willful misconduct that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their businesses, (vi) embezzlement, (vii) failure to cooperate with the Company in any investigation or formal proceeding if the Company has requested Participant’s reasonable cooperation, (viii) violation of any applicable federal, state or foreign statutes or laws that govern or regulate employment, pharmaceutical drugs or securities, including but not limited to the laws enforced by the federal Equal Employment Opportunity Commission, Department of Labor, Food and Drug Administration, the SEC and Department of Justice or (ix) a continued failure to perform assigned duties after receiving written notification of such failure from the Company’s Chief Executive Officer; provided that Participant must be provided with written notice of Participant’s termination for “Cause” and Participant must be provided with a thirty (30) day period following Participant’s receipt of such notice to cure the event(s) that trigger “Cause,” with the Company’s Chief Executive Officer making the final determination whether Participant has cured any Cause. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document explicitly supersedes the definition provided in this Section.

28.7. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.8. “Committee” means the Compensation Committee of our Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.9. “Common Stock” means the common stock of the Company.

28.10. “Company” means Allarity Therapeutics, Inc., a Delaware corporation, or any successor corporation.

28.11. “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, or Affiliate to render services to such entity.

28.12. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company), or (e) a change in the effective control of the Company that occurs on the date that a majority of members of our Board is replaced during any twelve (12) month period by members of our Board whose appointment or election is not endorsed by a majority of the members of our Board prior to the date of the appointment or election. For purposes of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.13. “Director” means a member of our Board.

28.14. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

28.15. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant.

28.16. “Effective Date” means the effective time of the Company’s Recapitalization Share Exchange described in the Company’s Form S-4 Registration Statement (SEC File No.: 333-258968), subject to approval of the Plan by the Company’s stockholders.

28.17. “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.18. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.19. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced.

28.20. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.21. “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(a) if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) by our Board or the Committee in good faith.

28.22. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.23. “IRS” means the United States Internal Revenue Service.

28.24. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.

28.25. “Option” means an award of an option to purchase Shares pursuant to Section 5.

28.26. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.27. “Participant” means a person who holds an Award under this Plan.

28.28. “Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.29. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a) profit before tax;

(b) billings;

(c) revenue;

(d) net revenue;

(e) earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);

(f) operating income;

(g) operating margin;

(h) operating profit;

(i) controllable operating profit or net operating profit;

(j) net profit;

(k) gross margin;

(l) operating expenses or operating expenses as a percentage of revenue;

(m) net income;

(n) earnings per share;

(o) total stockholder return;

(p) market share;

(q) return on assets or net assets;

(r) the Company’s stock price;

(s) growth in stockholder value relative to a pre-determined index;

(t) return on equity;

(u) return on invested capital;

(v) cash flow (including free cash flow or operating cash flows);

(w) cash conversion cycle;

(x) economic value added;

(y) individual confidential business objectives;

(z) contract awards or backlog;

(aa) overhead or other expense reduction;

(bb) credit rating;

(cc) strategic plan development and implementation;

(dd) succession plan development and implementation;

(ee) improvement in workforce diversity;

(ff) customer indicators and/or satisfaction;

(gg) new product invention or innovation;

(hh) attainment of research and development milestones;

(ii) improvements in productivity;

(jj) bookings;

(kk) attainment of objective operating goals and employee metrics;

(ll) sales;

(mm) expenses;

(nn) balance of cash, cash equivalents, and marketable securities;

(oo) completion of an identified special project;

(pp) completion of a joint venture or other corporate transaction;

(qq) employee satisfaction and/or retention;

(rr) research and development expenses;

(ss) working capital targets and changes in working capital; and

(tt) any other metric that is capable of measurement as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.31. “Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.32. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.33. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.34. “Plan” means this Allarity Therapeutics, Inc. 2021 Equity Incentive Plan, as it may be amended from time to time.

28.35. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.36. “Restricted Stock Award” means an Award as defined in Section 7 and granted under the Plan, or issued pursuant to the early exercise of an Option.

28.37. “Restricted Stock Unit” means an Award as defined in Section 6 and granted under the Plan.

28.38. “SEC” means the U.S. Securities and Exchange Commission.

28.39. “Securities Act” means the Securities Act of 1933, as amended.

28.40. “Service” will mean service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any leave of absence approved by the Company; provided however, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration if such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service. An employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status from an Employee to a Consultant or Non-Employee Director (or vice versa) will not terminate the Participant’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.41. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.

28.42. “Stock Appreciation Right” or “SAR” means an Award defined in Section 9 and granted under the Plan.

28.43. “Stock Bonus” means an Award defined in Section 8 and granted under the Plan.

28.44. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.45. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.46. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

APPENDIX B

EIGHTH CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Eighth Certificate of Amendment to Certificate of Incorporation (this “Eighth Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on August 5, 2021, and as further amended by that certain Second Certificate of Amendment filed on March 20, 2023, and as further amended by that certain Third Certificate of Amendment filed on March 23, 2023, and as further amended by that certain Fourth Certificate of Amendment filed on June 28, 2023, and as further amended by that certain Fifth Certificate of Amendment filed on April 4, 2024, and as further amended by that certain Sixth Certificate of Amendment filed on September 9, 2024, and as further amended by that certain Seventh Certificate of Amendment filed on September 9, 2024 (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Eighth Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on June 26, 2026 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Eighth Amendment was duly adopted by the affirmative vote of the holders of the 66-2/3% of outstanding common stock, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [___] p.m., New York time, on [___], 2026, or as soon as practicable thereafter, the liability of the directors and officers for monetary damages shall be eliminated to the fullest extent under applicable law.

5. The Certificate of Incorporation is hereby amended by deleting Article EIGHTH thereof, and replacing in their entirety the following paragraphs:

“EIGHTH: The liability of the directors and officers for monetary damages shall be eliminated to the fullest extent under applicable law.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

Any repeal or modification of this Article EIGHTH shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under this Article EIGHTH in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.”

6. Except as set forth in this Eighth Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Eighth Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this [___] day of [___], 2026.

By:
Name:	Thomas H. Jensen
Title:	Chief Executive Officer

[SIGNATURE PAGE TO EIGHTH CERTIFICATE OF AMENDMENT]

B-2

01 - Jesper Hoiland 1 U P X For Withhold A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 – 7. 04A3JC 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”) 3. To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to this Proxy Statement as Appendix A, to increase the aggregate number of shares of common stock authorized for grant under the 2021 Plan from 1,521,990 to 2,021,990 (the “2021 Plan Amendment Proposal”) 1. To elect one (1) Class I director to serve until the 2029 annual meeting of stockholders or until his successor is duly elected and qualified (the “Director Proposal”); For Against Abstain For Against Abstain 4. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Sayon- Pay Proposal”) 5. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock pursuant to the Common Stock Purchase Agreement dated January 28, 2026 by and between the Company and Tumim Stone Capital LLC in excess of the Exchange Cap (the “Nasdaq ELOC Proposal”) 6. To approve an amendment to our Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Appendix B, to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment Proposal”) 7. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Auditor Ratification Proposal, the 2021 Plan Amendment Proposal, the Say-on-Pay Proposal, the Nasdaq ELOC Proposal, or the Officer Exculpation Amendment Proposal (the “Adjournment Proposal”) Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1234 5678 9012 345 6 8 8 1 3 4 If no electronic voting, delete QR code and control # 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T Online Go to www.investorvote.com/ALLR or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ALLR

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at http://www.investorvote.com/ALLR Notice of the Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 26, 2026 Thomas H. Jensen and Jeffrey S. Ervin, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Allarity Therapeutics, Inc. to be held on June 26, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Class I Director Nominee in Proposal 1, and FOR Proposals 2 through 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Allarity Therapeutics, Inc. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The proxy materials are available at: https://www.edocumentview.com/ALLR 2026 Annual Meeting of Allarity Therapeutics, Inc. Stockholders The 2026 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. will be held on June 26, 2026 at 10:00 A.M. ET, virtually via the Internet at meetnow.global/MDD2GAD To access the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Annual Meeting Admission Ticket 2026 Annual Meeting of Allarity Therapeutics, Inc. Stockholders The 2026 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. will be held on June 26, 2026 at 10:00 A.M. ET, virtually via the Internet at meetnow.global/MDD2GAD You are cordially invited to attend the virtual Annual Meeting of Stockholders of Allarity Therapeutics, Inc., via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card if you receive a paper proxy card, or vote via the Internet. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.